                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]  Confidential, for Use of the Commission Only
[ ]  Preliminary Proxy Statement (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RS INVESTMENT TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              RS INVESTMENT TRUST
                               388 MARKET STREET
                        SAN FRANCISCO, CALIFORNIA 94111

                                                                    May 25, 2001

Dear Shareholder:

    You are cordially invited to attend a Meeting of Shareholders of RS Investment Trust to be held on June 29, 2001 at 8:30 a.m., Pacific Time, at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California. At the Meeting, shareholders will be asked to vote on the election of Trustees of the Trust.

    Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ G. Randall Hecht

                                          G. RANDALL HECHT
                                          PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                              RS INVESTMENT TRUST

 AGGRESSIVE GROWTH FUND        THE CONTRARIAN FUND-TM-         DIVERSIFIED GROWTH FUND
  EMERGING GROWTH FUND      GLOBAL NATURAL RESOURCES FUND          INFORMATION AGE
 INTERNET AGE FUND-TM-          MICROCAP GROWTH FUND         FUND-REGISTERED TRADEMARK-
     PARTNERS FUND                                            MIDCAP OPPORTUNITIES FUND
                                                                 VALUE + GROWTH FUND

                           --------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                            ------------------------

    A Meeting of shareholders of RS Investment Trust (the "Trust") will be held at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California, on
June 29, 2001 at 8:30 a.m., Pacific Time, for the following purposes:

    1. To elect MESSRS. LEONARD B. AUERBACH, JOHN W. GLYNN, JR., JEROME S. CONTRO, and G. RANDALL HECHT to serve as Trustees of the Trust.

    2. To consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on April 23, 2001 are entitled to notice of and to vote at the Meeting.

                                          By order of the Trustees
                                          SUZANNE DUFRANE
                                          SECRETARY

May 25, 2001

                              RS INVESTMENT TRUST
                               388 MARKET STREET
                        SAN FRANCISCO, CALIFORNIA 94111

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited by the Board of Trustees of RS Investment Trust (the "Trust") for use at the Meeting of Shareholders of the Trust to be held at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California, at 8:30 a.m. (Pacific Time) on June 29, 2001, and at any adjournment thereof. Shareholders of record at the close of business on April 23, 2001 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about May 25, 2001.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing and returning a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

    All shareholders of the Trust will vote on the election of Trustees described in Section I of this Proxy Statement.

    THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ANY FUND FOR THE FUND'S FISCAL YEAR ENDED DECEMBER 31, 2000. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-FUND OR BY WRITING TO THE TRUST AT 388 MARKET STREET, SAN FRANCISCO, CALIFORNIA 94111.

    OWNERSHIP OF SHARES. As of the Record Date, there were outstanding 209,358,132.607 shares of the Trust. To the Trust's knowledge, no person owned beneficially more than 5% of the outstanding shares of the Trust at the Record Date.

    RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to all of the Funds except for the RS Emerging Growth Fund, to which RS Investment Management, Inc. ("RSIM, Inc."), an affiliate of RSIM, L.P., serves as investment adviser. (RSIM, Inc. and RSIM, L.P. are collectively referred to in this proxy statement as "RS Investments".) Each Fund is a series of shares of the Trust. The Trust is subject to the overall control of the Board of Trustees. RS Investments serves as administrator to certain of the Funds.

                            I. ELECTION OF TRUSTEES

    At a meeting held on March 28, 2001, the Board of Trustees of the Trust voted to fix the size of the Board of Trustees of the Trust at four and to nominate each of the following persons to serve as Trustees of the Trust:
MESSRS. LEONARD B. AUERBACH, JOHN W. GLYNN, JR., JEROME S. CONTRO, and G. RANDALL HECHT. Messrs. Auerbach and Glynn currently serve as Trustees of the Trust. Mr. Contro is currently a partner with the Tango Group, a private investment firm in Boulder, Colorado. Mr. Hecht previously served as a Trustee of the Trust until his resignation in 2001.

    Mr. James K. Peterson served as a Trustee of the Trust until his retirement on December 31, 2000. In order that the composition of the Board of Trustees might comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") (including Section 15(f) of that Act), following
Mr. Peterson's retirement, Mr. Hecht, who is an "interested person" (as such term is defined in the 1940 Act) of the Trust and of RS Investments, resigned from his position as Trustee following Mr. Peterson's retirement. If all of the other nominees for election as Trustee are elected at the Meeting, Mr. Hecht will also be eligible to serve as a Trustee in compliance with those provisions of the 1940 Act. Accordingly, the Trustees have nominated Mr. Hecht for election at the Meeting.

    The following table presents information about each of the nominees for election as Trustee of the Trust, and about each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of RSIM, L.P., RSIM, Inc., or their affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX          OTHER
                                                                                            OVERSEEN      DIRECTORSHIPS
                                                                                           BY TRUSTEE        HELD BY
                          POSITION(S)    TERM OF OFFICE                                        OR          TRUSTEE OR
                             HELD         AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   NOMINEE FOR     NOMINEE FOR
NAME, ADDRESS, AND AGE    WITH TRUST       TIME SERVED           PAST FIVE YEARS             TRUSTEE         TRUSTEE
----------------------  ---------------  ---------------  ------------------------------  -------------   -------------
Leonard B. Auerbach,    Present Trustee  Trustee since    President and Chief Executive         11        Director of
c/o RS Investments,                      June 1987        Officer of Centre Capital                       Sequoia
388 Market Street, San                                    Group, Inc., a mortgage                         National Bank
Francisco, CA 94111,                                      conduit and member company of
54 years old                                              American International
                                                          Group, Inc.; President of
                                                          LBA&C, Inc., which served
                                                          until July 1997 as general
                                                          partner of Tuttle & Company,
                                                          which provided mortgage
                                                          pipeline interest rate hedging
                                                          services and related software
                                                          to a variety of institutional
                                                          clients; President until
                                                          July 1997 of Tuttle & Auerbach
                                                          Securities, Inc., introducing
                                                          broker trading futures on
                                                          behalf of institutional
                                                          hedging clients and
                                                          individuals; President of APMT
                                                          LLC, a manager of mortgage
                                                          assets.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX          OTHER
                                                                                            OVERSEEN      DIRECTORSHIPS
                                                                                           BY TRUSTEE        HELD BY
                          POSITION(S)    TERM OF OFFICE                                        OR          TRUSTEE OR
                             HELD         AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   NOMINEE FOR     NOMINEE FOR
NAME, ADDRESS, AND AGE    WITH TRUST       TIME SERVED           PAST FIVE YEARS             TRUSTEE         TRUSTEE
----------------------  ---------------  ---------------  ------------------------------  -------------   -------------
Jerome S. Contro,       New Nominee as   New Nominee      Partner with the Tango Group,         11        None
c/o RS Investments,     Trustee                           a private investment firm;
388 Market Street, San                                    held several management
Francisco, CA 94111,                                      positions, including Managing
44 years old                                              Director, with Nuveen, an
                                                          investment management company,
                                                          until 1999.
John W. Glynn, Jr.,     Present Trustee  Trustee since    Principal and Chairman of the         11        None
c/o RS Investments,                      July 1997        Board of Glynn Capital
388 Market Street, San                                    Management, an investment
Francisco, CA 94111,                                      management firm; director of
60 years old                                              Sterling Payot Company, a
                                                          private investment banking
                                                          firm that advises executives
                                                          and companies on financial and
                                                          strategic matters; lecturer at
                                                          the Darden School of Business
                                                          at the University of Virginia
                                                          and at the Stanford Business
                                                          School.
*G. Randall Hecht,      President;       Trustee from     Chief Executive Officer of            11        --
c/o RS Investments,     former Trustee   June, 1987 to    RSIM, L.P. and RSIM, Inc.;
388 Market Street, San  and current      December 1997,   Chief Executive Officer of RS
Francisco, CA 94111,    Nominee for      and from         Investment Management Co. (the
49 years old            Trustee          May 1999 until   parent company to RSIM L.P.
                                         2001             and RSIM Inc.); Chief
                                                          Operating Officer of
                                                          Robertson, Stephens & Company
                                                          from 1993 to 1997.
Steven Cohen,           Treasurer        Treasurer since  Trading Operations Manager of         --        --
c/o RS Investments,                      April 1999       Ziff Brothers Investments,
388 Market Street, San                                    1997-1998; Audit Manager for
Francisco, CA 94111,                                      Ernst & Young, 1994-1997.
34 years old
Suzanne DuFrane,        Secretary        Secretary since  Vice President, Credit Suisse         --        --
c/o RS Investments,                      May 1999         First Boston, 1998-1999;
388 Market Street, San                                    controller in hedge fund
Francisco, CA 94111,                                      group, Robertson Stephens
33 years old                                              Investment Management,
                                                          1996-1997.

--------------------------

    *"Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act due to positions with the Trust and RS Investments.

    CERTAIN INFORMATION REGARDING TRUSTEES AND OFFICERS. The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and
(ii) a vacancy among the Trustees may be filled by the remaining Trustees only if, immediately after such vacancy is filled, at least two-thirds of the Trustees holding office shall have been elected by the shareholders.

    In the fiscal year of the Trust ended December 31, 2000, the Trustees of the Trust met four times. Each of Messrs. Auerbach, Hecht, and Glynn attended all of the meetings. Each Trustee who is not an officer or employee of RS Investments or its affiliates receives a quarterly fee of $15,000 from the Trust. The Trust does not pay any compensation to its officers or to Trustees who are affiliated with RS Investments.

    All of the disinterested Trustees of the Trust currently in office serve from time to time collectively as an audit committee and a nominating committee of the Trust. The audit committee met twice during the last fiscal year; the nominating committee did not meet during the last fiscal year.

    The following table sets forth the compensation received by the Trustees and nominees during fiscal year 2000 and the aggregate compensation paid to such Trustees and nominees for services on the Trust's Board:

                               COMPENSATION TABLE
                      for the year ended December 31, 2000

                                                    PENSION OR
                                 AGGREGATE      RETIREMENT BENEFITS      ESTIMATED        AGGREGATE
       NAME OF PERSON,          COMPENSATION    ACCRUED AS PART OF    ANNUAL BENEFITS    COMPENSATION
          POSITION             FROM THE TRUST     TRUST EXPENSES      UPON RETIREMENT   FROM THE TRUST
          --------             --------------   -------------------   ---------------   --------------

Leonard B. Auerbach (1)            $60,000              $0                  $0              $60,000

Jerome S. Contro (2)                    $0              $0                  $0                   $0

John W. Glynn, Jr. (1)             $60,000              $0                  $0              $60,000

G. Randall Hecht (1)                    $0              $0                  $0                   $0

--------------------------
(1) Messrs. Auerbach and Glynn currently serve as Trustees of the Trust. Mr. Hecht, an interested person, served as a Trustee during the periods described above.

(2) Nominee. Mr. Contro currently is a partner with the Tango Group, a private investment firm located in Boulder, Colorado.

    Since his retirement as a Trustee, Mr. Peterson has served as an advisor to the Board of Trustees. For those services, Mr. Peterson receives quarterly compensation from the Trust in the amount of $7,500.

    The Agreement and Declaration of Trust and By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

    As of the Record Date, the Trustees and nominees for Trustee owned beneficially shares of the following Funds:

                                               NAME OF        AMOUNT AND NATURE OF    PERCENT OF
             TITLE OF CLASS               BENEFICIAL OWNER    BENEFICIAL OWNERSHIP       CLASS
             --------------               -----------------   --------------------   -------------
Contrarian Fund-TM-                       Mr. Auerbach            6,842.832 shares   Less than 1%
Emerging Growth Fund                      Mr. Auerbach            4,467.255 shares   Less than 1%
                                          Mr. Glynn                  999.91 shares   Less than 1%
Global Natural Resources Fund             Mr. Hecht              23,431.541 shares   Less than 1%
Internet Age Fund-TM-                     Mr. Auerbach            8,703.220 shares   Less than 1%
                                          Mr. Hecht              20,525.452 shares   Less than 1%
MidCap Opportunities Fund                 Mr. Auerbach            1,928.161 shares   Less than 1%
Partners Fund                             Mr. Hecht              24,119.080 shares   Less than 1%
Value + Growth Fund                       Mr. Auerbach            6,897.897 shares   Less than 1%
                                          Mr. Hecht                  59.531 shares   Less than 1%

    Mr. Glynn is a director of Sterling Payot Company. Mr. Glynn has advised the Trust that Sterling Payot Company will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is a Trustee of the Trust, and that it has not done so in the past. Accordingly, Mr. Glynn will not be considered an interested person of the Trust due to his relationship with Sterling Payot.

    Mr. Auerbach is a limited partner in RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the general partners. Mr. Auerbach is also a member of RS Property Fund IV L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member.

AUDITORS

    PricewaterhouseCoopers LLP was the independent auditor for the Trust for the fiscal year ending December 31, 2000 and has been selected as the auditor for fiscal year 2001 for all Funds except the Money Market Fund (for which KPMG LLP will serve as independent auditor). The Board of Trustees' policy regarding engaging independent accountants' services is that management may engage the Trust's independent auditors to perform any services normally provided by independent accounting firms, provided that any such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

    AUDIT FEES. For the fiscal year ended December 31, 2000, the Trust paid $422,000 to PricewaterhouseCoopers LLP for the audit of the Funds' annual and semi-annual financial statements.

    ALL OTHER FEES. For the fiscal year of the Trust ended December 31, 2000, the Trust and RS Investments paid $297,340 to PricewaterhouseCoopers LLP for services other than auditing. The audit committee has considered whether the provision of other services (in addition to audit services) is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Representatives from PricewaterhouseCoopers LLP are not expected to attend the meeting.
                           --------------------------

    The address of RS Investments is 388 Market Street, San Francisco, California 94111. The address of PFPC Distributors, Inc. ("PFPC"), the Funds' principal underwriter, is 400 Bellevue Parkway, Wilmington, DE 19809.

    REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote as a single class for the Trustees. Shareholders have no cumulative voting rights.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

                               II. MISCELLANEOUS

    OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    SOLICITATION OF PROXIES. The costs of solicitation of proxies will be borne by the Trust. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $60,000, although actual costs may be substantially higher.

    The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    QUORUM. The Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting.

    ADJOURNMENT. In the event that sufficient votes in favor of the election of any of the nominees for election as Trustee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of Trustees. They will vote against any such adjournment those proxies which they have been instructed to vote against the election of Trustees, and they will vote to abstain any such proxies which they are required to abstain from voting on the election of Trustees. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

    TABULATION OF VOTES. Each shareholder of record on the Record Date is entitled to one vote for each share of beneficial interest of each Fund held by such shareholder. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" election of the nominees for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2001. The Trust may hold meetings of shareholders as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting can not be provided. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                 (This page has been left blank intentionally.)

RS INVESTMENTS
388 MARKET STREET
SAN FRANCISCO, CA 94111

                                                  RS INVESTMENT TRUST
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

                                          PROXY FOR MEETING OF SHAREHOLDERS
                                                     June 29, 2001

The undersigned hereby appoints G. Randall Hecht, Steven Cohen, and Suzanne DuFrane, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of
Shareholders of the Trust, on June 29, 2001, at 8:30 a.m.., Pacific Time, and at any adjournments thereof, all of the shares of any Fund of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AND,
IF ANY NOMINEE FOR TRUSTEE DECLINES OR BECOMES UNAVAILABLE FOR ELECTION, TO VOTE FOR A SUBSTITUTE NOMINEE. THE BOARD OF TRUSTEES
RECOMMENDS A VOTE FOR PROPOSAL 1.

To Vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:           / /  KEEP THIS PORTION FOR YOUR RECORDS                 DETACH AND RETURN THIS PORTION ONLY


                                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

RS INVESTMENT TRUST

1.  Proposal to Elect Trustees:                        For        Withhold      For All    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR
                                                       All          All         Except:    MORE OF THE NOMINEES, MARK "FOR ALL
         The nominees for Trustees are:                                                    EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON
         Leonard B. Auerbach, Jerome S. Contro,                                            THE LINE BELOW.
         John W. Glynn, Jr., and G. Randall Hecht      / /          / /           / /      ________________________________________


Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.





--------------------------------       -------------------           ----------------------------------        -------------------
Signature [PLEASE SIGN WITHIN BOX]            Date                        Signature (Joint Owners)             Date

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